SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 21, 2000

                             U. S. Laboratories Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Delaware                      0-25339                 33-0586167
----------------------------        -------------       ------------------------
(State or other jurisdiction        (File Number)       (IRS Identification No.)
    (Commission Employer
      of incorporation)

                7895 Convoy Court
                     Suite 18
              San Diego, California                           92111
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (858) 715-5800

(Former name or former address, if changed since last report.)

Item 4.   Changes In Registrant's Certifying Accountants

          On April 21, 2000, the Board of Directors of U. S. Laboratories Inc. (the "Company") dismissed Singer Lewak Greenbaum & Goldstein LLP ("Singer") as its principal accountants. Singer's reports on the Company's financial statements for each of the preceding two fiscal years ended December 31, 1998 and 1999, were unqualified. During those fiscal years, and in the period since January 1, 2000, there were no disagreements between the Company and Singer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Singer, would have caused it to make reference to the subject matter of the disagreements in its reports.

          On April 21, 2000, the Company retained Ernst & Young LLP as its principal accountants.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits. The following document was filed as an exhibit to this report:

               16.1 Letter from Singer Lewak Greenbaum & Goldstein LLP regarding the change in certifying accountant.

                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



U. S. Laboratories Inc.
(Registrant)


By:  /s/ Donald Alford
   ---------------------------------
         Donald Alford
         Executive Vice President
           And Secretary

Date: April 28, 2000

                                 Exhibits Index


Exhibit                           Description

 16.1 Letter from Singer Lewak Greenbaum & Goldstein LLP regarding the change in certifying accountant.